UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2008,
WENDY’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08116	31-0785108
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

P.O. Box 256 4288 West Dublin-Granville Road Dublin, Ohio (Address of Principal Executive Offices)	43017 (Zip Code)
(614) 764-3100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On August 15, 2008, the Company and Triarc Companies, Inc. (“Triarc”) issued a joint press release announcing that the Securities and Exchange Commission has declared effective the Form S-4 registration statement regarding the companies’ proposed merger, the date of the Company’s special meeting of shareholders to approve its proposed merger with Triarc and disclosing other information. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Joint press release issued by the Company and Triarc Companies, Inc. dated August 15, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S INTERNATIONAL, INC.
	By:	/s/ Dana Klein
Dana Klein
Date: August 15, 2008		Senior Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release issued by the Company and Triarc Companies, Inc. dated August 15, 2008.